SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 30, 1997

             The Money Store Home Improvement Trust 1997-II and the Originators as listed below under a Pooling and Servicing Agreement dated as of May 31, 1997 providing for the issuance of The Money Store
              Home Improvement Loan Certificates, Series 1997-II.

                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/Minnesota Inc.

             (Exact name of registrant as specified in its charter)


              *                              333-20817               *
    (State or other jurisdiction of         (Commission          (IRS Employer
    incorporation)                          File Number)         ID Number)


                   2840 Morris Avenue, Union, New Jersey 07083
               (Address of principal executive offices) (Zip Code)

       Registrant's Telephone Number, including area code: (908) 686-2000


                                       N/A
          (Former name or former address, if changed since last report)

* See Schedule A attached hereto.

Item 5.   Other Events

     The Originators listed on Schedule A attached hereto, registered issuances of up to $3,500,000,000 principal amount of TMS Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-20817) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Originators caused the issuance of $250,000,000 principal amount of The Money Store Home Improvement Loan Certificates, Series 1997-II (the "Certificates") by The Money Store Home Improvement Trust 1997-II (the "Trust"), on June 30, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Home Improvement Loans contributed to the Trust, a copy of the Pooling and Servicing Agreement referred to below and the Underwriting Agreement entered into among The Money Store Inc., as representative (the "Representative"), the Originators and Lehman Brother Inc., as representative of the underwriters.

     The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of May 31, 1997 (the "Cut-Off Date"), among the Representative, the Originators and The Chase Manhattan Bank, as trustee (the "Trustee"), and consist of Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B, Class X and Class R- 1 and Class R-2 Certificates. As of the Closing Date, the initial principal amount of the (i) Class A-1 Certificates was $94,900,000, (ii) Class A-2 Certificates was $61,800,000, (iii) Class A-3 Certificates was $27,675,000, (iv) Class M-1 Certificates was $33,125,000, (v) Class M-2 Certificates was $18,750,000 and
(vi) Class B Certificates was $13,750,000.

     Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement.

Certain Characteristics of Pool

     Set forth below is a description of certain characteristics of the Initial Home Improvement Loans. Certain of the percentage columns may not sum to 100.00% due to rounding.


                                   Number            EOM
EOM Balance                       of Loans         Balance            %

     0.01 -  5,000.00                465        1,786,344.54        0.86
 5,000.01 - 10,000.00              2,469       18,807,383.12        9.01
10,000.01 - 15,000.00              2,231       27,975,342.03       13.40
15,000.01 - 20,000.00              1,767       30,682,013.46       14.70
20,000.01 - 25,000.00              1,696       39,439,578.29       18.90
25,000.01 - 30,000.00                837       22,883,321.31       10.96
30,000.01 - 35,000.00                662       21,831,574.44       10.46
35,000.01 - 40,000.00                422       16,035,066.98        7.68
40,000.01 - 45,000.00                257       10,686,704.71        5.12
45,000.01 - 50,000.00                348       17,211,452.71        8.25
50,000.01 - 55,000.00                 10          510,915.37        0.24
55,000.01 - 60,000.00                 12          712,250.86        0.34
70,000.01 - 75,000.00                  2          147,473.83        0.07

Total:                             11,178      208,709,421.65      100.00

     Min: 1,490.00    Max: 75,000.00    Avg: 18,671.45

                                  Number              EOM
Seasoning                        of Loans           Balance          %

    -  0                           5,185         95,267,185.29      45.65
  1 -  3                           5,569        106,717,299.26      51.13
  4 -  6                             361          5,748,223.24       2.75
  7 -  9                              41            719,301.73       0.34
 10 - 12                              11            151,273.74       0.07
 16 - 18                               2             16,133.78       0.01
 19 - 21                               1             15,928.73       0.01
 22 - 24                               3             17,556.14       0.01
 25 - 27                               1              3,867.68       0.01
 28 - 30                               1              8,442.02       0.00
 31 - 33                               2             14,950.04       0.01
121+                                   1             29,260.00       0.01

Total:                             11,178        208,709,421.65     100.00

     NZMIN: 1     Max: 162     WA: 0.99

                                  Number               EOM
Coupon                           of Loans            Balance          %

 8.001 -  8.500                        5             51,433.25       0.02
 8,501 -  9.000                        7             97,782.66       0.05
 9.001 -  9.500                        4             43,428.73       0.02
 9.501 - 10.000                    1,598         35,591,916.23      16.10
10.001 - 10.500                      510         10,833,392.87       5.19
10.501 - 11.000                      577         11,209,625.56       5.37
11.001 - 11.500                      257          6,207,538.14       2.97
11.501 - 12.000                      889         16,261,765.23       7.79
12.001 - 12.500                      943         13,426,022.37       6.43
12.501 - 13.000                    2,113         35,893,897.29      17.20
13.001 - 13.500                      589         10,576,209.45       5.07
13.501 - 14.000                    1,820         35,026,683.35      16.78
14.001 - 14.500                      484          8,938,661.65       4.28
14.501 - 15,000                      802         16,731,150.87       8.02
15.001+                              580          9,819,914.00       4.71

Total:                             11,178        208,709,421.65     100.00

      Min: 8.500      Max: 16.990      NZWA: 12.627

                                 Number               EOM
Original Term                   of Loans            Balance           %

  1 -  60                          599           3,740,395.33       1.79
 61 - 120                        2,590          25,910,726.48      12.41
121 - 180                        3,030          48,616,938.12      23.29
181 - 240                        2,828          65,459,966.75      31.36
241 - 300                        2,131          64,981,394.97      31.13

Total:                          11,178         208,709,421.65     100.00

     NZMIN: 24        Max: 300       NZWA: 225.41

                               Number                EOM
Amortization Type             of Loans             Balance            %

Level Pay                      11,178          208,709,421.65      100.00
Total:                         11,178          208,709,421.65      100.00

                               Number                EOM
Stated Remaining Term         of Loans             Balance            %

   1 - 60                        602             3,782,023.06        1.81
  61 - 120                     2,588            25,898,358.75       12.41
 121 - 180                     3,029            48,587,678.12       23.28
 181 - 240                     2,828            65,459,966.75       31.36
 241 - 300                     2,131            64,981,394.97       31.13

Total:                        11,178           208,709,421.65      100.00

     NZMIN: 12      Max: 300      NZWA: 224.42

                              Number                EOM
Property Type                of Loans             Balance            %

2-4 Family                        88           2,036,505.74        0.98
Other                            121           3,036,097.08        1.45
SF                            10,969         203,636,818.83       97.57

Total:                        11,178         208,709,421.65      100.00

                             Number                EOM
Lien Position               of Loans             Balance            %

   1                            872           12,801,673.12        6.13
   2                          8,303          162,697,919.10       77.95
   3                          2,003           33,209,829.43       15.91

Total:                       11,178          208,709,421.65      100.00

                             Number                EOM
Occupancy Status            of Loans             Balance            %

Investment                       43            1,498,151.37       0.72
Primary Home                 11,126          206,971,184.03      99.17
Second Home                       9              240,086.25       0.12

Total:                       11,178          208,709,421.65     100.00

Mon Delq                     Number               EOM
CutOffDt - Due Date         of Loans            Balance            %

        0                    11,128         207,830,173.44       99.58
        1                        50             879,248.21        0.42

Total:                       11,178         208,709,421.68      100.00

                             Number                EOM
Top States                  of Loans             Balance            %

CA                           2,876            72,230,785.71       34.61
TX                             892            12,439,351.97        5.96
IL                             732            12,181,502.77        5.84
NV                             535            11,546,653.92        5.53
NY                             462            10,128,582.82        4.85
FL                             516            10,038,963.17        4.81
AZ                             452             9,056,798.46        4.34
GA                             447             8,997,299.77        4.31
NJ                             367             6,356,684.33        3.05
WA                             239             4,385,377.04        2.10
PA                             341             4,357,387.95        2.09
OH                             305             4,004,333.76        1.92
AR                             225             2,918,354.66        1.40
MO                             227             2,886,341.77        1.38
TN                             175             2,685,100.45        1.29
MS                             204             2,626,016.48        1.26
LA                             220             2,407,565.05        1.15
MN                             143             2,347,991.84        1.13
CO                             142             2,323,291.22        1.11
IN                             149             2,209,155.51        1.06
NC                             135             2,008,452.15        0.96
OK                             179             1,926,474.44        0.92
KS                             127             1,869,705.59        0.90
SC                             103             1,826,756.92        0.88
UT                              83             1,754,257.47        0.84
MI                             115             1,522,543.99        0.73
OR                              88             1,495,114.56        0.72
MD                             115             1,435,325.30        0.69
ID                              67             1,333,294.12        0.64
IA                              70             1,012,748.24        0.49
NM                              57               880,062.58        0.42
VA                              69               868,461.78        0.42
WI                              64               864,656.16        0.41
CT                              48               697,168.48        0.33
MA                              27               676,222.15        0.32
KY                              57               664,947.20        0.32
RI                              13               315,298.95        0.15
NE                              21               282,606.31        0.14
DE                              21               241,298.41        0.12
WV                              24               209,201.71        0.10
WY                              15               188,933.63        0.09
ME                              10               164,096.87        0.08
NH                               6               100,440.29        0.05
SD                               4                66,982.77        0.03
AK                               3                56,149.32        0.03
DC                               4                53,569.70        0.03
ND                               2                31,987.68        0.02
VT                               1                26,929.00        0.01
MT                               1                 8,197.23        0.00

Total:                      11,178           208,709,421.65      100.00

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.

1.1 Underwriting Agreement, dated June 24, 1997, among The Money Store Inc., the Originators and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated June 24, 1997, between The Money Store Inc. and Lehman Brothers Inc., as representative of the underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 31, 1997, among The Money Store Inc., the Originators and The Chase Manhattan Bank, as Trustee.

                                   Schedule A

                                       State of              IRS Employer
Registrant                             Incorporation         ID Number

TMS Mortgage Inc.                      New Jersey            22-3217781
The Money Store/D.C. Inc.              D.C.                  22-2133027
The Money Store/Kentucky Inc.          Kentucky              22-2459832
The Money Store Home Equity Corp.      Kentucky              22-2522232
The Money Store/Minnesota Inc.         Minnesota             22-3003495

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TMS MORTGAGE INC.
                             THE MONEY STORE/D.C. INC.
                             THE MONEY STORE/KENTUCKY INC.
                             THE MONEY STORE HOME EQUITY CORP.
                             THE MONEY STORE/MINNESOTA INC.


                             By:   /s/ Harry Puglisi
                                   Name:  Harry Puglisi
                                   Title: Treasurer


Dated:  July 9, 1997

                                  EXHIBIT INDEX


Exhibit                      Description of Exhibit

1.1 Underwriting Agreement, dated June 24, 1997, among The Money Store Inc., the Originators and Lehman Brothers Inc., as representative of the underwriters.

1.2 Pricing Agreement, dated June 24, 1997, between The Money Store Inc. and Lehman Brothers Inc., as representative of the underwriters.

4.1 Pooling and Servicing Agreement, dated as of May 31, 1997, among The Money Store Inc., the Originators and The Chase Manhattan Bank, as Trustee.